Exhibit 99.1

Sequential Brands Group Announces First Quarter 2019 Results

NEW YORK, May 08, 2019 (GLOBE NEWSWIRE) -- Sequential Brands Group, Inc. (“Sequential” or the “Company”) (Nasdaq:SQBG) today announced financial results for the first quarter ended March 31, 2019.

“While first quarter results came in below expectations, we are excited to now focus on our active and fashion brands, which we believe have significant growth opportunities in the health, wellness and beauty space. Last month, we announced a definitive agreement to sell the Martha Stewart and Emeril Lagasse brands, which is on track to close in the second quarter. After the close, we expect to have an improved net leverage profile and additional cash on our balance sheet,” said Karen Murray, CEO of Sequential Brands Group.

First Quarter 2019 Results:

Total revenue for the first quarter ended March 31, 2019 was $36.9 million, compared to $38.1 million in the prior year quarter. On a GAAP basis, net loss for the first quarter 2019 was $(125.3) million or $(1.95) per diluted share compared to a net loss for the first quarter 2018 of $(2.3) million or $(0.04) per diluted share.  Included in the net loss for the first quarter 2019 was a $161.2 million impairment related to the sale of the Martha Stewart and Emeril Lagasse brands.  Non-GAAP net loss for the first quarter 2019 was $(0.8) million, or $(0.01) per diluted share, compared to non-GAAP net income of $3.6 million, or $0.06 per diluted share, in the prior year period. See Non-GAAP Financial Measure Reconciliation tables below for a reconciliation of GAAP to non-GAAP measures.  Adjusted EBITDA (defined under “Non-GAAP Financial Measures” below) for the first quarter of 2019 was $16.8 million, compared to $21.2 million in the prior year quarter.

Investor Call and Webcast:

Management will provide further commentary today, May 8, 2019, on the Company’s financial results and financial update via a conference call and webcast beginning at approximately 8:30 am ET. To join the conference call, please dial (877) 407-9208 or visit the investor relations page on the Company’s website www.sequentialbrandsgroup.com. A replay of the conference call is available on the Company’s website.

Non-GAAP Financial Measures:

This press release contains historical and projected measures of Adjusted EBITDA, non-GAAP net income and non-GAAP earnings per diluted share. The Company defines Adjusted EBITDA as net income attributable to Sequential Brands Group, Inc. and Subsidiaries, excluding provision for (benefit from) income taxes, interest income or expense, non-cash compensation, depreciation and amortization, deal advisory costs, Martha Stewart Living Omnimedia (MSLO) shareholder and pre- acquisition litigation costs, debt refinancing costs, non-cash mark-to-market adjustments to equity securities, loss on asset held for sale, non-cash impairment of trademarks,  other non-cash items and severance. Non-GAAP net income and non-GAAP earnings per share are non-GAAP financial measures which represent net income (loss) attributable to Sequential Brands Group, Inc. and Subsidiaries, excluding deal advisory costs, non-cash mark-to-market adjustments to stock-based compensation provided to non-employees, MSLO shareholder and pre-acquisition litigation costs, debt refinancing costs, non-cash mark-to-market adjustments to equity securities, loss on asset held for sale, non-cash impairment of trademarks, other non-cash items and adjustments to taxes. These non-GAAP metrics are an alternative to the information calculated under U.S. generally accepted accounting principles (“GAAP”), as provided in the reports the Company files with the Securities and Exchange Commission, may be inconsistent with similar measures presented by other companies and should only be used in conjunction with the Company’s results reported according to GAAP. Any financial measure other than those prepared in accordance with GAAP should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. We consider these measures to be useful measures of our ongoing financial performance because they adjust for certain costs and other events that the Company believes are not representative of its core licensing business. See below for a reconciliation of these non-GAAP metrics to the most directly comparable GAAP measure.

About Sequential Brands Group, Inc.

Sequential Brands Group, Inc. (Nasdaq:SQBG) owns, promotes, markets, and licenses a portfolio of consumer brands in the active and fashion categories. Sequential seeks to ensure that its brands continue to thrive and grow by employing strong brand management, design and marketing teams. Sequential has licensed and intends to license its brands in a variety of consumer categories to retailers, wholesalers and distributors in the United States and around the world. For more information, please visit Sequential’s website at: www.sequentialbrandsgroup.com. To inquire about licensing opportunities, please email: newbusiness@sbg-ny.com.

Forward-Looking Statements

Certain statements in this press release and oral statements made from time to time by representatives of the Company are forward-looking statements ("forward-looking statements") within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. The Company's actual results could differ materially from those stated or implied in forward-looking statements. Forward-looking statements include statements concerning the consummation and timing of the Martha sale, the use of proceeds from the Martha sale, our leverage and cash position after the Martha sale, estimates of GAAP net income, non-GAAP net income, Adjusted EBITDA, revenue (including guaranteed minimum royalties), and margins, guidance, plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions and other statements that are not historical in nature, including those that include the words "subject to," "believes," "anticipates," "plans," "expects," "intends," "estimates," "forecasts," "projects," "aims," "targets," "may," "will," "should," "can," "future," "seek," "could," "predict," the negatives thereof, variations thereon and similar expressions. Such forward-looking statements reflect the Company's current views with respect to future events, based on what the Company believes are reasonable assumptions. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including: (i) risks and uncertainties discussed in the reports that the Company has filed with the Securities and Exchange Commission (the "SEC"); (ii) general economic, market or business conditions; (iii) the Company's ability to identify suitable targets for acquisitions and to obtain financing for such acquisitions on commercially reasonable terms; (iv) the Company's ability to timely achieve the anticipated results of recent acquisitions and any potential future acquisitions; (v) the Company's ability to successfully integrate acquisitions into its ongoing business; (vi) the potential impact of the consummation of recent acquisitions or any potential future acquisitions on the Company's relationships, including with employees, licensees, customers and competitors; (vii) the Company's ability to achieve and/or manage growth and to meet target metrics associated with such growth; (viii) the Company's ability to successfully attract new brands and to identify suitable licensees for its existing and newly acquired brands; (ix) the Company's substantial level of indebtedness, including the possibility that such indebtedness and related restrictive covenants may adversely affect the Company's future cash flows, results of operations and financial condition and decrease its operating flexibility; (x) the Company's ability to achieve its guidance; (xi) continued market acceptance of the Company's brands; (xii) changes in the Company's competitive position or competitive actions by other companies; (xiii) licensees' ability to fulfill their financial obligations to the Company; (xiv) concentrations of the Company's licensing revenues with a limited number of licensees and retail partners; (xv) risks that the Martha sale may not be completed; (xvi) risks related to the effects of the Martha sale and (xvii) other circumstances beyond the Company's control. Refer to the section entitled "Risk Factors" set forth in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for a discussion of important risks, uncertainties and other factors that may affect the Company's business, results of operations and financial condition. The Company's stockholders are urged to consider such risks, uncertainties and factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements. The Company is not under any obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. Readers should understand that it is not possible to predict or identify all risks and uncertainties to which the Company may be subject. Consequently, readers should not consider such disclosures to be a complete discussion of all potential risks or uncertainties.

For Media and Investor Relations inquiries, contact:

Sequential Brands Group, Inc.

Katherine Nash
T: +1 512-757-2566
E: knash@sbg-ny.com

SEQUENTIAL BRANDS GROUP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	March 31,	December 31,
	2019	2018
	(Unaudited)
Assets
Current Assets:
Cash	$14,925	$14,106
Restricted cash	2,036	2,032
Accounts receivable, net	56,465	66,202
Prepaid expenses and other current assets	9,290	11,224
Total current assets	82,716	93,564

Property and equipment, net	8,528	8,971
Intangible assets, net	803,194	964,911
Right-of-use assets - operating leases	49,317	-
Other assets	12,953	11,222
Total assets	$956,708	$1,078,668

Liabilities and Equity
Current Liabilities:
Accounts payable and accrued expenses	$21,844	$23,527
Current portion of long-term debt	28,300	28,300
Current portion of deferred revenue	12,013	11,695
Current portion of lease liabilities - operating leases	2,761	-
Total current liabilities	64,918	63,522

Long-term debt, net of current portion	576,737	582,487
Long-term deferred revenue, net of current portion	7,319	8,224
Deferred income taxes	27,914	67,002
Lease liabilities - operating leases	53,623	-
Other long-term liabilities	7,376	12,789
Total liabilities	737,887	734,024

Equity:
Preferred stock	-	-
Common stock	662	657
Additional paid-in capital	514,485	513,764
Accumulated other comprehensive loss	(3,034)	(1,554)
Accumulated deficit	(360,068)	(234,723)
Treasury stock	(4,396)	(4,226)
Total Sequential Brands Group, Inc. and Subsidiaries stockholders’ equity	147,649	273,918
Noncontrolling interests	71,172	70,726
Total equity	218,821	344,644
Total liabilities and equity	$956,708	$1,078,668

SEQUENTIAL BRANDS GROUP, INC. AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

	Three Months Ended March 31,
	2019	2018
Net revenue	$36,913	$38,104
Operating expenses	22,770	18,050
Impairment charges	161,224	-
Loss on asset held for sale	-	5,142
(Loss) income from operations	(147,081)	14,912
Other income	(300)	(135)
Interest expense, net	15,654	15,392
Loss before income taxes	(162,435)	(345)
Benefit from income taxes	(38,629)	(41)
Net loss	(123,806)	(304)
Net income attributable to noncontrolling interest	(1,539)	(1,960)
Net loss attributable to Sequential Brands Group, Inc. and Subsidiaries	$(125,345)	$(2,264)

Loss per share attributable to Sequential Brands Group, Inc. and Subsidiaries:
Basic and diluted	$(1.95)	$(0.04)

Weighted-average common shares outstanding:
Basic and diluted	64,221,687	63,232,138

SEQUENTIAL BRANDS GROUP, INC. AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended March 31,
	2019	2018
Cash Provided By Operating Activities	$9,561	$17,660
Cash Used In Investing Activities	(75)	(1,839)
Cash Used In Financing Activities	(8,663)	(10,888)

Net Increase In Cash and Restricted Cash	823	4,933
Balance — Beginning of period	16,138	20,433
Balance — End of period	$16,961	$25,366

Non-GAAP Financial Measure Reconciliation

(in thousands, except earnings per share data)

	(Unaudited)
	Three Months Ended March 31,
	2019	2018
Reconciliation of GAAP net loss to non-GAAP net (loss) income:
GAAP net loss attributable to Sequential Brands Group, Inc. and Subsidiaries	$(125,345)	$(2,264)

Adjustments:
Deal advisory costs (a)	1,347	297
Non-cash mark-to-market adjustments to stock-based compensation (b)	-	6
MSLO shareholder and pre-acquisition litigation (c)	953	23
Debt refinancing costs (d)	-	373
Non-cash mark-to-market adjustments to equity securities (e)	(328)	-
Loss on asset held for sale (f)	-	5,142
Non-cash impairment of trademarks (g)	161,224	-
Other non-cash items (h)	-	57
Adjustment to taxes (i)	(38,629)	(41)
Total non-GAAP adjustments	124,567	5,857
Non-GAAP net (loss) income (1)	$(778)	$3,593
Non-GAAP weighted-average diluted shares (j)	64,222	63,734

	(Unaudited)
	Three Months Ended March 31,
	2019	2018
Reconciliation of GAAP Diluted EPS to non-GAAP Diluted EPS:
GAAP loss per share attributable to Sequential Brands Group, Inc. and Subsidiaries	$(1.95)	$(0.04)

Adjustments:
Deal advisory costs (a)	0.02	0.01
Non-cash mark-to-market adjustments to stock-based compensation (b)	-	0.00
MSLO shareholder and pre-acquisition litigation (c)	0.01	0.00
Debt refinancing costs (d)	-	0.01
Non-cash mark-to-market adjustments to equity securities (e)	(0.00)	-
Loss on asset held for sale (f)	-	0.08
Non-cash impairment of trademarks (g)	2.51	-
Other non-cash items (h)	-	0.00
Adjustment to taxes (i)	(0.60)	(0.00)
Total non-GAAP adjustments	1.94	0.10
Non-GAAP (loss) earnings per share (1)	$(0.01)	$0.06

	(Unaudited)
	Three Months Ended March 31,
	2019	2018
Reconciliation of GAAP net loss to Adjusted EBITDA and Adjusted Free Cash Flow:
GAAP net loss attributable to Sequential Brands Group, Inc. and Subsidiaries	$(125,345)	$(2,264)

Adjustments:
Benefit from income taxes	(38,629)	(41)
Interest expense, net	15,654	15,392
Non-cash compensation	727	1,346
Depreciation and amortization	1,010	906
Deal advisory costs (a)	1,347	297
MSLO shareholder and pre-acquisition litigation (c)	953	23
Debt refinancing costs (d)	-	373
Non-cash mark-to-market adjustments to equity securities (e)	(328)	-
Loss on asset held for sale (f)	-	5,142
Non-cash impairment of trademarks (g)	161,224	-
Other non-cash items (h)	-	57
Severance (k)	160	(10)
Total Adjustments	142,118	23,485
Adjusted EBITDA (2)	$16,773	$21,221

Adjustments:
Cash Interest	(14,420)	(14,513)
Cash Taxes	(2)	-
Capital Expenditures	(33)	(1,792)
Adjusted Free Cash Flow (3)	$2,319	$4,916

(1)

Non-GAAP net income and non-GAAP earnings per share are non-GAAP financial measures which represent net income attributable to Sequential Brands Group, Inc. and Subsidiaries, excluding deal advisory costs, non-cash mark-to-market adjustments to stock-based compensation provided to non-employees, Martha Stewart Living Omnimedia (MSLO) shareholder and pre-acquisition litigation costs, debt refinancing costs, non-cash mark-to-market adjustments on equity securities, loss on asset held for sale, non-cash impairment of trademarks, other non-cash items and adjustments to taxes. Management uses this information to measure performance over time on a consistent basis and to identify business trends relating to the Company's financial condition and results of operations. Management believes that these non-GAAP measures are useful measures of ongoing financial performance because they adjust for certain costs and other events that the Company believes are not representative of its core licensing business.

(2)

Adjusted EBITDA is defined as net income attributable to Sequential Brands Group, Inc. and Subsidiaries, excluding benefit from income taxes, interest income or expense, non-cash compensation, depreciation and amortization, deal advisory costs, MSLO shareholder and pre- acquisition litigation costs, debt refinancing costs, non-cash mark-to-market adjustments on equity securities, loss on asset held for sale, non-cash impairment of trademarks, other non-cash items and severance. Management uses Adjusted EBITDA as a measure of operating performance to assist in comparing performance from period to period on a consistent basis and to identify business trends relating to the Company's financial condition and results of operations.

(3)

Adjusted Free Cash Flow is calculated as Adjusted EBITDA less cash interest, cash taxes, and capital expenditures. Adjusted Free Cash Flow excludes items that are not core to our business, such as balance sheet changes and costs related to prior acquisitions.

(a)	Represents deal advisory costs including legal, financial and accounting services that are not representative of the Company's day-to-day licensing business.
(b)

Represents the non-cash mark-to-market adjustments to stock-based compensation provided to non-employees in 2018.  In 2019, the Company adopted ASU No. 2018-07 “Improvements to Nonemployee Share-Based Payment Accounting” (“ASU 2018-07”) on a modified retrospective basis.  In accordance with ASU 2018-07, the Company recognizes compensation cost for grants to non-employees on a straight-line basis over the service period.

(c)	Represents legal costs related to shareholder and pre-acquisition litigation matters associated with the Martha Stewart Living Omnimedia, Inc. acquisition.
(d)	Represents expenses for professional fees associated with the Company's refinancing of its debt facilities in 2018.
(e)	Represents the non-cash mark-to-market adjustments to equity securities.

(f)	Represents loss on asset held for sale related to the sale of Revo trademark completed in April 2018, recognized in the first quarter of 2018.
(g)	Represents non-cash impairment charges for the Martha Stewart and Emeril Lagasse brands.
(h)	Adjustments to estimated accruals previously recorded in conjunction with acquisitions.
(i)	The Company does not expect to pay material cash income taxes in 2019 or 2018 as the Company's net operating losses and other tax benefits are expected to reduce any additional tax obligation.
(j)

Represents weighted-average diluted shares the Company reported in 2019.  Represents weighted-average diluted shares the Company reported or would have reported if the Company had GAAP net income in 2018.

(k)	Represents costs and adjustments to previously recorded costs associated with employee terminations not representative of the Company’s day-to-day compensation costs.